Exhibit 99.1

Cautionary Statements

Forward-Looking Statements

In addition to historical information, this presentation contains statements relating to the Company's future business and financial performance and future events or developments that may constitute "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995 . These statements are based on current expectations and assumptions that are subject to certain risks and uncertainties. These statements include forward-looking statements with respect to the Company's business and industry in general. Statements that include the words "expect," "intend," "plan," "believe," "project," "forecast," "estimate," "may," "should," "anticipate" and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise. A variety of factors, many of which are beyond the Company's control, affect the Company's operations, performance, business strategies and results and there can be no assurance that the Company's actual results will not differ materially from those indicated in these statements. These factors include, but are not limited to, continued compliance with governmental regulation, the ability to manage growth, requirements or changes affecting the business in which the Company is engaged, general economic and business conditions and the Company's ability to open new restaurants and food and beverage locations in current and additional markets. More detailed information about these factors may be found in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K/A for the year ended December 31, 2014. The statements made herein speak only as of the date of this presentation. The Company undertakes no obligation to update its forward-looking statements to reflect events or circumstances after the date of this presentation.

Non-GAAP Financial Measures

This presentation contains certain non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flow of the Company. These measures are presented because management uses this information to monitor and evaluate financial results and trends and believes this information to also be useful for investors. The Company has both wholly-owned and partially-owned subsidiaries. Total food and beverage sales at owned and managed units represents our total revenue from our owned operations as well as the sales reported to us by the owners of locations we manage, where we earn management and incentive fees. EBITDA is defined as net income before interest expense, provision for income taxes and depreciation and amortization. Adjusted EBITDA represents net income before interest expense, provision for income taxes, depreciation and amortization, non-cash impairment loss, deferred rent, pre-opening expenses, non-recurring gains and losses and losses from discontinued operations. Adjusted Net Income represents net income before loss from discontinued operations, non-recurring gains, non-cash impairment losses, and non-recurring acceleration of depreciation. The disclosure of EBITDA, Adjusted EBITDA and Adjusted Net Income and other non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. EBITDA, Adjusted EBITDA and Adjusted Net Income should be considered in addition to, and not as a substitute, or superior to, net income, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with GAAP. For a reconciliation of total food and beverage sales at owned and managed units, EBITDA, Adjusted EBITDA and Adjusted Net Income to the most directly comparable financial measures presented in accordance with GAAP and a discussion of why we consider them useful, see the Appendix to this presentation.

We are a global hospitality company that develops and operates upscale, high - energy restaurants and turn - key food & beverage services for hospitality venues including hotels , casinos and other high end locations 3 The ONE Group

Strong Performance and Industry - Leading Growth Metrics Category Leading Restaurant Brand with Global Reach International Platform for Future Growth Attractive Food & Beverage Offerings Tailored for Hospitality Venues Capital Efficient Model Drives Positive Returns Premier and Differentiated High - Energy Restaurant and Hospitality Concepts 4 The ONE Group Investment Highlights

5 The ONE Group 2014 Highlights - Financial 2014 Results ; Same Store Sales » Increased 5.0% ; Total Food & Beverage Sales at Owned and Managed Units » Increased 4.7% to $132.2mm » Excluding discontinued operations increased over 9% ; Food and Beverage Costs » Down to 25.7% versus 26.4% in 2013 ; Income from Restaurant and Hospitality Operations » Increased 23.3% to $14.6mm in 2014

6 The ONE Group 2014 Highlights - Development ; 2014 Openings – opened in Washington D.C. in April 2014 ; 4 New STKs ; 2 New STK Rebels ; 2 Hospitality Management Agreements Lease Deals Management Deals Chicago – River North Milan – ME Hotel Orlando – Disney Springs Los Angeles – W Hotel Westwood (W Hotel includes poolside restaurant, events & catering) Lease Deals Management Deals Denver – 16 th & Market Miami – ME Hotel Full service F & B operations at the ME Hotels in Milan and Miami

The ONE Group 2014 Highlights - Infrastructure 7 New Team Members To Support Growth Plans & SEC Requirements Growth (12) Public Company (4) - Chief Operating Officer - Director of SEC Financial Reporting - VP Restaurant Operations - General Counsel - Directors of Operations (4) - Support Staff (2) - Senior Managers (2) - Operational Support Staff (4)

Our Company ; The ONE Group was formed in 2004 ; STK : ; Launched STK – Meatpacking in NYC in September 2006 ; 11 STKs currently open and/or under construction ; F&B Hospitality Program: ; Launched our hospitality program in 2010 ; Currently contracted in 7 hospitality venues, 6 of which are operational ; STK Rebel: ; Denver and Miami locations projected to open in 2015. ; Since 2006 annual food and beverage sales CAGR over 50% (1) The One Group has both wholly - owned and partially - owned subsidiaries. Total Food & Beverage Sales at O wned & Managed U nits refers to a non - GAAP measure of revenue, which represents our total revenue from owned operations as well as the revenue reported to us with respect to sales at our managed un its where we earn management and incentive fees at these locations. For a reconciliation of GAAP Revenue to Total Food & Beverage Sales at Owned and Managed Units see the Appen dix in this presentation. Total Food & Beverage Sales at Owned & Managed Units (1) 8 ($millions) $6.3 $132.2 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2006 2014

21 Venues Opened by end of 2014 9 STK - Restaurants F &B Restaurants Roofs - Pools & Bars Hospitality - F&B Services STK – Atlanta Asellina – NY Radio – London Gansevoort – Park Ave, NY STK – Los Angeles Cucina Asellina - Atlanta Plunge – Midtown NY Hippodrome Casino – UK STK – Las Vegas Cucina Asellina - London STK Rooftop – NY ME – London STK – DC Bagatelle – New York Marconi – London STK – Downtown NY Bagatelle – Los Angeles Lola’s Bar – London STK – Midtown NY Heliot Steak – London STK – London

STK - Restaurants F &B Restaurants Roofs - Pools & Bars Hospitality - F&B Services STK – Atlanta Asellina – NY Radio – London Gansevoort – Park Ave, NY STK – Los Angeles Cucina Asellina - Atlanta Plunge – Midtown NY Hippodrome Casino – UK STK – Las Vegas Cucina Asellina - London STK Rooftop – NY ME – London STK – DC Bagatelle – New York Marconi – London W Hotel – Los Angeles STK – Downtown NY Bagatelle – Los Angeles Lola’s Bar – London ME – Milan STK – Midtown NY Heliot Steak – London Radio – Milan ME – Miami STK – London The Hideout – Los Angeles STK – Miami STK – Orlando STK – Chicago STK – Milan STK Rebel – Miami STK Rebel - Denver 32 Venues Expected to be Opened by end of 2015 A 52% increase in venues 10

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Principal Restaurant Brand – One Brand, Two Price Points • STK is a reinvention of the traditional steakhouse • High - energy dining experience • Greater emphasis on social dining by redefining the visitor profile • Restaurants built around the bar, featuring DJ played music • High female to male customer mix • Designed for Primary Cities • Rebel is a more accessible STK • Maintains the unique features, vibe and energy that have proven so successful for STK • Broader menu priced to appeal to a wider market and to lunch business • Smaller footprint, lower capital investment • Designed for Primary & Secondary cities 12

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ME Hotel - London Gansevoort Park – NYC The Cosmopolitan – LV Hippodrome - London ▪ Unique opportunity to leverage restaurant and hospitality expertise ▪ Manage F&B for hotels, casinos and hospitality venues ▪ Utilize company - branded restaurants or tailored concepts ▪ Target high margin fee income with minimal capital expenditure ▪ Build long - term relationships with globally recognized hotel and casino brands ▪ Target opportunities generating a minimum of $10M in food & beverage sales 14 F & B Hospitality Overview

A Leading Hospitality Company – ONE Hospitality Note: Bagatelle, Gansevoort Park Rooftop, Marconi, Radio M, Asellina , Cucina Asellina and Heliot are jointly owned and/or licensed brands. jointly - owned and / or licensed brands . 15

(1) Hospitality locations open for a full year include The Cosmopolitan Hotel, Gansevoort Park, ME London and The Hippodrome Casino. Does not include The Perry Hotel (temporarily closed in 2013). (2) Total Food & Beverage Sales at Managed Units refers to a non - GAAP measure of revenue, which represents our total revenue from owned operations as well as the revenue reported to us with respect to sales at our managed units where we earn management and incentive fees at these locations. For a reconciliation of GAAP Revenue to Total Food & Beverage Sales at Owned and Managed Units see the Appendix in this presentation. The sales presented in this table are not included in our GAAP revenues. Hospitality Services Hospitality Services Hospitality Services Hospitality Services Hospitality Locations Open For a Full Year (1) 1 4 0 1 2 3 4 2010 2014 Total Food & Beverage Sales at Managed Units (2) $0.0 $30.0 $60.0 $90.0 2010 2014 Turn - Key F & B Solutions for Hospitality Clients London Milan 16 $91.6 $19.6 ($millions)

ME Hotel - London Gansevoort Park – NYC The Cosmopolitan – LV Hippodrome - London ▪ STK : ▪ Opportunity to open up to 50 STK restaurants globally ▪ Targeting 2 - 3 STK restaurants per year, short - term ▪ STK Rebel : ▪ Opportunity to open at least 100 STK Rebel restaurants globally ▪ Targeting 1 - 2 STK Rebel restaurants per year, short - term ▪ Hospitality Management Agreements : ▪ Opportunity for at least 50 hospitality management agreements globally, 2 - 3 per city ▪ Targeting 1 - 2 hospitality management agreements per year, short - term Growth Opportunities 17

Centralized Global Marketing

“ “Best Steakhouse on the Strip” – Las Vegas Review - Journal “Best Places to Party this Summer” ” “A saucy spin on the steakhouse formula” – Zagat Top 5 Steakhouse in NYC – STK New York “…You’re only young once, people, so STK while you still can” – Blue Tomato Reviews “The Best New Restaurant in New York” “ Best American Restaurant” AWARDS 2013 Best in Category CUCINA ASELLINA 19 A Clear Market Leader

Seasoned Management Team with Proven Track Record

Name	Position	Previous Experience
Michael Serruya	Non-Executive Chairman	▪ Co-founder, past Chairman, President, Chief Executive Officer and Director of CoolBrands ▪ Former President, Chief Executive Officer and Chairman of Yogen Früz World-Wide ▪ Director of Jamba, Inc. (parent company of Jamba Juice Company), a Director and member of the Audit Committee of Response Genetics, and Chairman and Co-CEO of Kahala Corp
Jonathan Segal	Founder, CEO	▪ Over 36 years experience in hospitality industry ▪ Co-founder of The International Travel Group through a successful merger of Expotel Hotel Reservations and Room Center ▪ Developed and expanded The Modern Group, a UK based Hospitality company ▪ Ernst & Young Entrepreneur of the Year 2013 (New York)
Sam Goldfinger	CFO	▪ Over 24 years experience in hospitality industry and over 3 years with The ONE Group ▪ Previously CFO of The Smith & Wollensky Restaurant Group ▪ Prior public company experience having taken Smith & Wollensky public in 2001
John Inserra	COO	▪ Over 26 years experience in food and beverage operations ▪ Previously EVP of Restaurant Group of Kimpton Hotels ▪ Oversaw 60 restaurants, bars and lounges in 24 cities across the United States, managing all aspects of day-to-day restaurant operations, marketing, finance and public relations, as well as new restaurant development
Celeste Fierro	Senior Vice President	▪ Over 16 years experience in hospitality industry ▪ 9 years with The ONE Group ▪ 6 years experience in events management
Sharon Segal	Corporate Director (Europe)	▪ Over 16 years experience in investment markets, specializing in the hospitality & leisure industry ▪ Roles have included non-executive directorships in small private hospitality companies ▪ 3 years with The ONE Group
Quincy Fitzwater	Senior Director of Operations (Europe)	▪ Over 24 years experience in hospitality industry ▪ 7 years with The ONE Group
Jon Yantin	Commercial Director (Europe)	▪ Over 21 years experience in hospitality industry ▪ 4 years with The ONE Group ▪ Previous public and private company experience at Novus Leisure and Chicago Rib Shack focusing on strategy, commercial and brand development, sales and operations

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($Millions) GAAP Revenue Total Food & Beverage Sales at Owned & Managed Units (1) (1) See Appendix for a reconciliation of Total Food & Beverage Sales at Owned and Managed Units. (2) STK same store sales refers to Total Food & Beverage Sales at owned and managed STK units that have been open 18 months as of th at date, a non - GAAP measure, which represents our total revenue from our owned STK operations as well as the sales reported to us by the owners of STK locations we manage, where we earn our re venue from management and incentive fees. STK SSS (2) (0.2%) 11.1% 10.8% (0.7%) 5.0% Management & Incentive Fee Revenue $41.5 $81.0 $107.2 $126.2 $132.2 $0 $40 $80 $120 $160 $200 2010 2011 2012 2013 2014 $38.7 $46.1 $60.1 $43.9 $49.3 $0 $10 $20 $30 $40 $50 $60 $70 2010 2011 2012 2013 2014 $0.2 $2.4 $3.7 $7.3 $8.8 $0 $2 $4 $6 $8 $10 2010 2011 2012 2013 2014 Strong Revenue Performance 22

TOG Adjusted Net Income (1) TOG Adjusted EBITDA (1) (1) See Appendix for definition of Adjusted EBITDA and Adjusted Net Income and for reconciliation to GAAP Net Income (Loss). Adjusted EBITDA and Adjusted Net Income ($Millions) $3.3 $5.2 $6.7 $7.8 $7.8 $0 $5 $10 $15 $20 2010 2011 2012 2013 2014 $0.5 $1.6 $6.1 $4.4 $1.5 $0 $2 $4 $6 $8 $10 2010 2011 2012 2013 2014 23

Significant Growth: Projected Timetable 24

Significant Growth: Company - Owned Restaurants Targeting 2 - 3 New Company - Owned Leases Per Year 2013 2014 2015 25% Unit Growth 25 80% Unit Growth NY - MPD NY - Midtown Atlanta LA Miami Chicago Orlando * STK Westwood will include a lobby lounge, pool - side restaurant and hotel food and beverage services (projected) Denver NY - MPD NY - Midtown Atlanta LA Wash DC NY - MPD NY - Midtown Atlanta LA/ Westwood* Wash DC

Significant Growth: Hospitality Targeting 1 - 2 New Hospitality Management Agreements Per Year 2014 2015 26 Miami Rooftop Restaurant & Bar 50% Growth Las Vegas London New York London Las Vegas London New York Rooftop Pool & Bar London Milan Rooftop Pool & Bar (projected)

TARGETED STK Rebel F&B Hospitality Owned Units Owned Units Managed Units Revenue $9.0 mil $5.0 mil -- EBITDA $2.0 mil $1.0 mil -- Average Cash Investment (2) $3.8 mil $2.5 mil <$500,000 ROI 53% 40% -- Management Fees -- -- 5.0% to 6.5% Incentive Fees -- -- >15% Management & Incentive Fee Revenues -- -- >$500,000 (1) Represents sales growth at owned units that have been open for 18 months (and excludes units closed for significant perio ds) . n (2) Excludes preopening expenses and net of tenant improvement allowances. enses and net of tenant improvements allowances CURRENT Comp Store Base (Owned Units) Same Store Sales Growth (1) 2% to 3% Food & Beverage Costs 26.0% to 26.5% Unit Operating Expense 57% to 58% 27 Targeted Unit Economics

Strong STK Growth / Launch Rebel Growth in Hospitality Food and Beverage Services Business Significant Earnings Growth Attractive Business Model Strong Top Line Growth 28 Delivering Potential Value For Shareholders

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($ Millions ) Historical GAAP Income Statement FYE December 31, 2011A 2012A 2013A 2014A Revenues: Owned unit net revenues 43.7$ 56.4$ 36.6$ 40.5$ Management and incentive fee revenue 2.4 3.7 7.3 8.8 Total revenue 46.1$ 60.1$ 43.9$ 49.3$ Cost and expenses: Owned operating expenses: Food and beverage costs 10.5 14.3 9.7 10.4 Unit operating expenses 26.9 32.6 22.4 24.3 General and administrative 1.9 2.2 10.8 8.7 Depreciation and amortization 1.7 7.4 1.5 1.4 Management and royalty fees 0.4 0.3 0.1 0.1 Pre-opening expenses 1.2 0.1 0.8 3.9 Transaction costs 4.6 - Equity in (income) loss of investee companies 0.1 0.1 (0.9) (1.1) Derivative expense 10.1 (3.9) Interest expense, net of interest income 0.4 0.7 0.8 0.1 Other expense (income) 0.1 (4.8) (0.6) (2.0) Total costs and expenses 43.1$ 52.9$ 59.1$ 42.0$ Income (loss) from continuing operations before provision for income taxes 3.0$ 7.2$ (15.2)$ 7.4$ Provision for income taxes 0.2 0.0 0.5 0.8 Income (loss) from continuing operations 2.8$ 7.2$ (15.7)$ 6.5$ Loss from discontinued operations, net of taxes 0.9 10.0 6.1 1.5 Net (loss) income 1.9$ (2.8)$ (21.9)$ 5.0$ Less: net (loss) attributable to non-controlling interest 0.9 (0.4) (0.4) 0.4 Net (loss) income attributable to THE ONE GROUP 1.0$ (2.3)$ (21.5)$ 4.6$ Other comprehensive income (loss) Currency translation adjustment 0.0 (0.0) 0.1 (0.3) Comprehensive (loss) income 1.0$ (2.4)$ (21.4)$ 4.4$ 31

($ Millions ) Historical GAAP Balance Sheet FYE December 31, 2011A 2012A 2013A 2014A Assets: Cash and cash equivalents 1.7$ 1.0$ 11.7$ 7.9$ Accounts receivable, net 2.3 3.4 2.9 4.4 Inventory 1.2 1.4 1.0 1.1 Other current assets 0.1 0.3 0.8 1.9 Due from related parties 0.2 0.1 0.2 1.2 Total Current Assets 5.5$ 6.2$ 16.7$ 16.5$ Property, plant & equipment, net 19.0 13.6 13.4 18.8 Investments 1.8 1.9 2.5 2.8 Deferred tax assets 0.1 0.3 0.2 0.0 Other assets 0.3 0.9 1.3 0.8 Security deposits 0.8 1.0 1.0 2.4 Total Assets 27.6$ 24.0$ 35.2$ 41.4$ Liabilities & Equity: Cash overdraft 0.1 0.6 0.3 0.1 Member loans, current portion 0.0 5.0 - - Notes payable, current portion 0.3 0.3 0.0 - Term Loan, current portion - - - 1.5 Line of Credit 1.3 2.5 4.3 - Accounts payable 3.3 4.4 2.7 3.4 Accrued expenses 2.2 2.4 3.1 2.0 Debt to related parties 0.0 0.5 0.0 0.0 Deferred revenue 0.1 0.0 0.0 0.1 Total Current Liabilities 7.4$ 15.8$ 10.5$ 7.2$ Capital leases, net of current portion 0.0 - - - Notes payable, net of current portion 0.0 0.0 - - Member loans, net of current portion 4.5 - - - Other long-term liabilities 0.0 0.0 0.0 0.1 Derivative liability - - 10.1 6.2 Term Loan - - - 6.0 Deferred rent payable 6.7 5.7 6.3 9.4 Total Liabilities 18.7$ 21.5$ 27.0$ 28.9$ Member's Equity: THE ONE GROUP, LLC and Subsidiaries and Members' Equity 1.8 (1.1) 7.9 12.7 Non-controlling interest 7.1 3.5 0.3 (0.3) Total Members' Equity 8.9$ 2.5$ 8.2$ 12.5$ Total Liabilities and Members' Equity 27.6$ 24.0$ 35.2$ 41.4$ 32

Reconciliations of Non-GAAP Measures – Cautionary Statements

ADJUSTED EBITDA:

We define adjusted EBITDA as net income before interest expense, provision for income taxes, depreciation and amortization, non-cash impairment loss, deferred rent, pre-opening expenses, non-recurring gains and losses and losses from discontinued operations. Adjusted EBITDA is a supplemental measure of financial performance that is not required by, or presented in accordance with, GAAP.

We believe that adjusted EBITDA is a more appropriate measure of operating performance, as it provides a clearer picture of our operating results by eliminating certain non-cash expenses that are not reflective of the underlying business performance. We use this metric to facilitate a comparison of our operating performance on a consistent basis from period to period and to analyze the factors and trends affecting our business as well as evaluate the performance of our units. Adjusted EBITDA has limitations as an analytical tool and our calculation thereof may not be comparable to that reported by other companies; accordingly, you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Adjusted EBITDA is included because it is a key metric used by management. Additionally, adjusted EBITDA is frequently used by analysts, investors and other interested parties to evaluate companies in our industry. We use adjusted EBITDA, alongside other GAAP measures such as net income (loss), to measure profitability, as a key profitability target in our annual and other budgets, and to compare our performance against that of peer companies. We believe that adjusted EBITDA provides useful information facilitating operating performance comparisons from period to period and company to company.

ADJUSTED NET INCOME:

We define adjusted net income as net income before loss from discontinued operations, non-recurring gains, non-cash impairment losses, and non-recurring acceleration of depreciation. Adjusted net income is a supplemental measure of financial performance that is not required by, or presented in accordance with, GAAP. Adjusted net income has limitations as an analytical tool and our calculation thereof may not be comparable to that reported by other companies; accordingly, you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP.

We believe that adjusted net income provides a clearer picture of our operating results by eliminating certain non-cash expenses that are not reflective of the underlying business performance. We use this metric to facilitate a comparison of our operating performance on a consistent basis from period to period and to analyze the factors and trends affecting our business.

TOTAL FOOD AND BEVERAGE SALES AT OWNED AND MANAGED UNITS:

Total food and beverage sales at owned and managed units represents our total revenue from our owned operations as well as the sales reported to us by the owners of locations we manage, where we earn management and incentive fees. We believe that this measure represents a useful internal measure of performance as it identifies total sales associated with our brands and hospitality services that we provide. We believe that this measure also represents a useful internal measure of performance. Accordingly, we include this non-GAAP measure so that investors can review financial data that management uses in evaluating performance, and we believe that it will assist the investment community in assessing performance of restaurants and other services we operate, whether or not the operation is owned by us. However, because this measure is not determined in accordance with GAAP, it is susceptible to varying calculations and not all companies calculate these measures in the same manner. As a result, this measure as presented may not be directly comparable to a similarly titled measure presented by other companies. This non-GAAP measure is presented as supplemental information and not as an alternative to any GAAP measurements.

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Adjusted EBITDA Reconciliation

($Millions)

	FYE December 31,			
	2011A	2012A	2013A	2014A
Net (loss) income attributable to THE ONE GROUP	**$1.0**	**($2.3)**	**($21.5)**	**$4.6**
Net (loss) attributable to noncontrolling interest	$0.9	($0.4)	($0.4)	$0.4
Net (loss) income	**$1.9**	**($2.8)**	**($21.9)**	**$5.0**
Interest expense, net of interest income	$0.4	$0.7	$0.8	$0.1
Provision for income taxes	$0.2	$0.0	$0.5	$0.8
Depreciation and amortization	$1.7	$7.4	$1.5	$1.4
EBITDA	**$4.2**	**$5.3**	**($19.1)**	**$7.4**
Deferred rent (1)	0.9	(1.4)	0.4	0.3
Pre-opening expenses	1.2	0.1	0.8	3.9
Non-recurring gain (2)	0.0	(5.0)	-	(1.2)
Loss from discontinued operations	0.9	10.0	6.1	1.5
Non-consolidating investee company adjustment (4)	0.3	-	-	-
Discontinued operations adjustment (3)	0.1	-	-	-
Non-recurring transaction costs (5)	-	-	4.6	-
Transaction control premium costs	-	-	5.0	-
Deritvative expense	-	-	10.1	(3.9)
Transaction sign on bonuses	-	-	0.8	-
Stock based compensation	-	-	0.4	0.5
Adjusted EBITDA	7.6	9.0	9.1	8.5
Adjusted EBITDA attributable to noncontrolling interest	2.4	2.3	1.3	0.8
Adjusted EBITDA attributable to THE ONE GROUP	**$5.2**	**$6.7**	**$7.8**	**$7.8**

(1) Deferred rent is included in occupancy expense on the statement of income.
(2) Non-recurring gain is included in other income on the statement of income.
(3) For the purposes of calculating Adjusted EBITDA, only those units that were either closed, or a determination was made by us to close those units as of December 31st of the respective year, should be included in Loss from Discontinued Operations, which we have added back to EBITDA in our calculation. However, if certain units were still in operation at the end of the year and no determination had been made to close such units as of the end of that year, then that portion of the Loss from Discontinued Operations attributable to such units should not be added back. Accordingly, the "discontinued operations adjustment" for Adjusted EBITDA reflects the deduction of such portion of Net (Loss) Income attributable to those operations in order to be more truly reflective of our operating performance for all of our existing operations as of the end of the period. In our calculation of Adjusted EBITDA, we have added back the preopening expenses, deferred rent, interest expense, income taxes and depreciation attributable to the Net (Loss) Income for those same units that were still in operation at the end of the year and no determination had been made to close such units as of the end of such year.
(4) For the purpose of calculating Adjusted EBITDA, we add back depreciation and amortization, taxes, deferred rent and preopening expenses for non-consolidating investee companies. We add back these expense items of our non-consolidated investee companies in order to eliminate certain non-cash items and to properly reflect the underlying business performance and our portion of these items. We calculate our effective share of these costs by taking the sum of depreciation, interest, taxes, deferred rent and pre-opening costs and multiplying it by our ownership percentage.
(5) Transaction costs incurred relating to the merger

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Adjusted Net Income Reconciliation

($Millions)

	FYE December 31,			
	2011A	2012A	2013A	2014A
Net (loss) income attributable to THE ONE GROUP	**$1.0**	**($2.3)**	**($21.5)**	**$4.6**
Net (loss) attributable to noncontrolling interest	$0.9	($0.4)	($0.4)	$0.4
Net (loss) income	**$1.9**	**($2.8)**	**($21.9)**	**$5.0**
Non-recurring gain [1]	$0.0	($5.0)	-	($1.2)
Non-recurring acceleration of depreciation	$0.0	$5.2	-	-
Loss from discontinued operations, net of taxes	$0.9	$10.0	$6.1	$1.5
Discontinued operations adjustment [2]	($0.2)		-	-
Non-recurring transaction costs [3]			$4.6	-
Transaction control premium cost			$5.0	-
Derivative expense			$10.1	($3.9)
Transaction sign on bonuses			$0.8	-
Stock based compensation			$0.4	$0.5
Adjusted Net income	**$2.5**	**$7.5**	**$5.1**	**$2.0**
Adjusted Net (loss) income attributable to non-controlling interest	1.0	1.3	0.7	0.5
Adjusted Net income attributable to THE ONE GROUP	**$1.6**	**$6.1**	**$4.4**	**$1.5**

(1) Non-recurring gain is included in other income on the statement of income.
(2) For the purposes of calculating Adjusted Net Income (Loss), only those units that were either closed, or a determination was made by us to close those units as of December 31st of the respective year should be included in Loss from Discontinued Operations. As such, we have provided for an adjustment so that Adjusted Net Income (Loss) reflects losses or income from operations for units open and for which no determination was made to close as of December 31st of that year. We use this metric to help understand operating performance reflecting all operations as of year end.
(3) Transaction costs incurred relating to the merger.

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Total F&B Sales at Owned and Managed Units Reconciliation ($ Millions ) FYE December 31,2011A 2012A 2013A 2014A Owned Unit Net Revenue (a) $43.7 $56.4 $36.6 $40.5 Management and Incentive Fee Revenue 2.4 3.7 7.3 8.8 GAAP Revenue 46.1 60.1 43.9 49.3 Food & Beverage Sales at Managed Units (a) 37.3 49.8 84.4 91.6 Net Revenue from Discontinued Operations (a) 0.0 1.0 5.2 0.1 Total Food & Beverage Sales at Owned and Managed Units $81.0 $107.2 $126.2 $132.2 (a) Components of Total Food & Beverage Sales at Owned and Managed Units 36